UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2016

TRIUMPH BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12700 Park Central Drive, Suite 1700 Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 365-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the previously announced underwritten public offering of subordinated debt securities of Triumph Bancorp, Inc. (the “Company”), the Company is distributing to prospective investors presentation materials which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Presentation materials of Triumph Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triumph Bancorp, Inc.

Date: September 26, 2016	By:	/s/ Adam D. Nelson
Adam D. Nelson
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Presentation materials of Triumph Bancorp, Inc.